Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined balance sheet is derived from the historical consolidated balance sheet of MiMedx, Inc. (“MiMedx”) and the balance sheet of Alynx, Co. (“Alynx”) as of September 30, 2007. The unaudited pro forma condensed combined balance sheet reflects Alynx’s merger with MiMedx and assumes that such transaction had been consummated on September 30, 2007. The following unaudited pro forma condensed combined statements of operations for the period ended March 31, 2007 are derived from the historical statements of operations for the period from inception (November 22, 2006) though March 31, 2007 for MiMedx, Inc. and the statements of operations of Alynx, Co. for the year ended December 31, 2006, giving effect to the merger as if it had occurred at November 22, 2006. The following unaudited pro forma condensed combined statement of operations for the six month period ended September 30, 2007 is derived from the statements of operations of MiMedx, Inc. and the statement of operations of Alynx, Co. for the six month period ended September 30, 2007, giving effect to the merger as if it had occurred at April 1, 2007.

We are providing the following information to aid you in your analysis of the financial aspects of the merger.

Alynx, Co., a shell company, has been inactive during the periods presented and the operating results for the periods presented, although representing different time periods, amounts are not materially different for the time periods represented by MiMedx, Inc. in the reporting periods presented.

This information should be read together with Alynx and MiMedx’s audited and unaudited financial statements and related notes, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this Current Report on Form 8-K.

The merger will be accounted for under the reverse acquisition application of the equity recapitalization method of accounting in accordance with U.S. GAAP for accounting and financial reporting purposes. Under this method of accounting, Alynx Co. will be treated as the “acquired” company for financial reporting purposes. In accordance with guidance applicable to these circumstances, the merger will be considered to be a capital transaction in substance. Accordingly, for accounting purposes, the merger will be treated as the equivalent of MiMedx, Inc. issuing stock for the net monetary assets of Alynx Co. accompanied by a recapitalization. The net monetary assets of Alynx Co. will be stated at their fair value, essentially equivalent to historical costs, with no goodwill or other intangible assets recorded. The accumulated deficit of MiMedx, Inc. will be carried forward after the completion of the merger. Operations prior to the merger will be those of MiMedx, Inc. Upon the completion of the merger, Alynx Co. adopted the fiscal year of MiMedx, Inc. as the accounting acquiror. As a result, the fiscal year presented in these pro forma condensed combined financial statements is March 31, 2007 and the interim period is the six months ended September 30, 2007.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the notes thereto.

Alynx, Inc.

UNAUDITED, PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2007

	MiMedx, Inc.	Alynx, Inc.	Pro Forma Adjustments		Pro Forma Combined
Assets

Current Assets
Cash	$9,897,813	$1,450	$(250,000)	A	$9,319,263
			(330,000)	E
Due from related parties	11,463	—	—		11,463
Prepaid expenses and other current assets	72,160	—	—		72,160

Total Current Assets	9,981,436	1,450	(580,000)		9,402,886

Property and equipment, net of accumulated depreciation	1,180,943	—	—		1,180,943
Goodwill	857,597	—	—		857,597
Intangible assets, net	3,330,267	—	—		3,330,267
Deposits	175,904	—	—		175,904

Total Assets	$15,526,147	$1,450	$(580,000)		$14,947,597

Liabilities and Stockholder’s Equity (Deficit)

Current Liabilities
Accounts payable and accrued expenses	$839,729	$1,000	$(1,000)	A	$839,729
Accrued Interest	—	1,382	(1,382)	A	—
Advances and Note Payable to Related Party	—	16,586	(16,586)	A	—

Total Current Liabilities	839,729	18,968	(18,968)		839,729

Convertible Notes Payable	—	10,000	(10,000)	A	—

Total Liabilities	839,729	28,968	(28,968)		839,729

Stockholders’ Equity (Deficit)
Common Stock	1,690	22,864	(1,690)	B	55,783
			(20,000)	A	—
			52,283	B
			636	F
Preferred stock	25,123,996	—	(25,123,996)	C	25,123,996
			25,123,996	C	—
					—
Additional paid-in capital	2,527,729	1,418,002	(201,032)	A	3,757,107
			(50,593)	B
			63,001	F	—
Stock subscriptions receivable	(2,325,000)	—	—		(2,325,000)
Retained Earnings	—	(1,420,866)	1,420,866	D	—
Deficit accumulated during the development stage	(10,641,997)	(47,518)	(1,420,866)	D	(12,504,018)
			(330,000)	E
			(63,637)	F

Total Stockholders’ Equity (Deficit)	14,686,418	(27,518)	(551,032)		14,107,868

	$15,526,147	$1,450	$(580,000)		$14,947,597

The accompanying notes are an integral part of these unaudited proforma combined financial statements.

Alynx, Inc.

UNAUDITED, PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED MARCH 31, 2007

	MiMedx, Inc.	Alynx, Inc.	Pro Forma Adjustments	Pro Forma Combined
	From inception (November 22, 2006) through March 31, 2007	Year End December 31, 2006
Revenue	$—	$—	$—	$—

Expenses
Research and development expenses	113,897	—	—	113,897
General and administrative expenses	570,626	36,809	—	607,435

Total Expenses	684,523	36,809	—	721,332

Loss from operations	(684,523)	(36,809)	—	(721,332)

Other Income (Expense)
Interest income	33,746	(2,051)	—	31,695
	—			—

Total Other Income (Expense)	33,746	(2,051)	—	31,695

Loss Before Income Taxes	(650,777)	(38,860)	—	(689,637)

Income taxes

Net Loss	$(650,777)	$(38,860)	$—	$(689,637)

Basic and diluted loss per common share				$(0.01)

Weighted average shares outstanding				55,783,146

The accompanying notes are an integral part of these unaudited proforma combined financial statements.

Alynx, Inc.

UNAUDITED, PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTH PERIOD ENDED SEPTEMBER 30, 2007

	MiMedx, Inc.	Alynx, Inc.	Pro Forma Adjustments	Pro Forma Combined
Revenue	$—	$—	$—	$—

Expenses
Research and development expenses	622,527	—	—	622,527
Acquired in-process research and development	7,177,000	—	—	7,177,000
General and administrative expenses	2,573,361	13,505	—	2,586,866

Total Expenses	10,372,888	13,505		10,386,393

Loss from operations	(10,372,888)	(13,505)	—	(10,386,393)

Other Income (Expense)
Interest income	423,443	(1,114)	—	422,329
Change in fair value of investment, related party	(41,775)		—	(41,775)

Total Other Income (Expense)	381,668	(1,114)	—	380,554

Loss Before Income Taxes	(9,991,220)	(14,619)	—	(10,005,839)

Income taxes

Net Loss	$(9,991,220)	$(14,619)	$—	$(10,005,839)

Basic and diluted loss per common share				$(0.18)

Weighted average shares outstanding				55,783,146

The accompanying notes are an integral part of these unaudited proforma combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following adjustments represent the pro forma adjustments giving effect to the merger as if it had occurred at September 30, 2007 with respect to the unaudited pro forma condensed combined balance sheet; for the period November 22, 2006 (inception) to March 31, 2007 and six month interim period from April 1, 2007 to September 30, 2007 with respect to the unaudited pro forma condensed combined statements of operations.

A.	Gives effect to the payment of a cash dividend of $250,000, which was used to pay all liabilities of Alynx, Co. existing at the time of the merger and transaction expenses and fees of Alynx, Co. in connection with this merger; with the remainder paid to the controlling shareholder of Alynx, Co. as consideration for the redemption and cancellation of his 20,000,000 shares of Alynx, Co. common stock.

B.	Represents 52,283,090 common shares of Alynx, Co. issued to the existing MiMedx, Inc. shareholders in exchange for 16,912,317 MiMedx, Inc. common shares presently held based on a conversion of 3.091421 Alynx, Co. shares being received for every MiMedx, Inc. common share.

C.	Gives effect to the 18,420,199 preferred shares of MiMedx, Inc. converting into 3,684,040 preferred shares of Alynx, Co. based on 5 shares of every Preferred Stock of MiMedx, Inc. converting into 1 Alynx Co. Convertible Preferred Series A Preferred Stock.

D.	Reflects the reclassification of the retained earnings (accumulated deficit) of prior operations of Alynx, Co. when Alynx, Co. was an operating company to the deficit accumulated during the development stage of MiMedx, Inc. since the combined company is a development stage enterprise.

E.	Represents anticipated costs related to the merger transaction, including $250,000 in legal, $65,000 in accounting fees, and $15,000 in printing and other miscellaneous costs.

F.	Represents 636,373 shares of Alynx, Co. common stock issued to certain persons as compensation for finder’s services rendered in connection with the merger transaction.